SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:
[X]   Preliminary  Proxy  Statement
[  ]   Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
14a-6(e)(2))
[  ]   Definitive  Proxy  Statement
[  ]   Definitive  Additional  Materials
[  ]   Soliciting  Material  Pursuant  to  240.14a-12

                         LOCATEPLUS HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]   No  fee  required.
[  ]   Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title  of  each  class of securities to which transaction applies:

       (2)    Aggregate  number  of  securities  to  which  transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed  maximum  aggregate  value  of  transaction:

       (5)    Total  fee  paid:


[  ]   Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount  Previously  Paid:

    (2)    Form,  Schedule  or  Registration  Statement  No.:

    (3)    Filing  Party:

    (4)    Date  Filed:

                                                [GRAPHIC OMITED]



                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727




Dear  LocatePLUS  Holdings  Corporation  Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of the stockholders of LocatePLUS Holdings Corporation to be held on October 13, 2005, at 2 p.m. (E.S.T.) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

Whether or not you intend to attend the Annual Meeting and no matter how many shares you hold, YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE AS SOON AS POSSIBLE. I urge you to read the enclosed Notice of Annual Meeting and Proxy Statement carefully, and to grant your proxy on each of the matters by following the telephone or Internet instructions set forth on the face of the proxy card. Alternatively, you may grant a proxy by completing, signing, dating, and returning the enclosed proxy card in the envelope provided.

Whether or not you grant a proxy, you are invited to attend the annual meeting in person. In addition to addressing the matters set forth in the Notice of the Annual Meeting, we also will report on our 2004 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet representatives from our senior management team. A brief tour of our Beverly, Massachusetts facility will follow.

So that we may provide appropriate accommodations, please let Ms. Jennifer Yahoodik know by October 1, 2005 if you plan to attend the annual meeting in person. Ms. Yahoodik can be reached at (978) 921-2727 x130.

Best  regards,



Jon  R.  Latorella
Chairman,  Chief  Executive  Officer  and  President



Beverly,  Massachusetts
September  9,  2005

                                                [GRAPHIC OMITED]


                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727

     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 13, 2005

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of LocatePLUS Holdings Corporation, Inc., a Delaware corporation (the "Corporation"), will be held on October 13, 2005 at 2 p.m. (E.S.T.) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915. At the Annual Meeting, stockholders will be asked to consider and act upon the following proposals:

1.     To elect the Board of Directors of the Corporation for the upcoming year;

2. To ratify Livingston & Haynes, LLP as the Corporation's auditors for the fiscal year ending December 31, 2005.

3. To amend the Corporation's Second Amended and Restated Certificate of Incorporation to (i) reclassify the Corporation's Class A Voting Common Stock, par value $0.01 per share, and Class B Non-voting Common Stock, par value $0.01 per share, as a single class of voting common stock, par value $0.01 per share, resulting in the conversion of all of the authorized shares of Class A Voting
Common Stock and Class B Non-voting Common Stock, whether or not outstanding, into shares of the common stock; (ii) effect a one-for-fifty reverse stock split of the Corporation's authorized and issued and outstanding Common Stock, while maintaining a par value of $0.01 per share, which would have the effect of reducing the number of shares of capital stock which the Corporation shall have authority to issue from 400,000,000 shares to 8,000,000 shares; and (iii) increase the number of authorized shares of the Corporation's Common Stock from 8,000,000 shares to 25,000,000 shares.

The stockholders will also consider and act upon any other business that may properly come before the Annual Meeting. At this time, the Board of Directors is not aware of any other matters that will be raised at the Annual Meeting. No proposal to postpone or adjourn the Annual Meeting or to solicit additional proxies will be entertained at the Annual Meeting. The Board of Directors has established the close of business on August 16, 2005 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.


By order of the Board of Directors of LocatePLUS Holdings Corporation:



James  C.  Fields
Acting  Chief  Financial  Officer,
Treasurer  and  Secretary

September  9,  2005

                                TABLE OF CONTENTS
                                -----------------


Questions and Answers about the Annual Meeting . . . . . . . . . . . . . . . . 1

Interests of Certain Persons in Matters to be Acted Upon . . . . . . . . . . . 5

Security Ownership of Certain Beneficial Owners and Management . . . . . . . . 5

Certain Relationships and Related Transactions . . . . . . . . . . . . . . . . 6

PROPOSAL  NO.  1:     Election of the Board of Directors of
                      LocatePLUS Holdings Corporation. . . . . . . . . . . . . 7

Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Equity Compensation Plans. . . . . . . . . . . . . . . . . . . . . . . . . . .10

Section 16(a) Beneficial Ownership Reporting Compliance. . . . . . . . . . . .12

PROPOSAL  NO.  2:     Ratification of Livingston & Haynes,
                      P.C. as the Corporation's auditors for
                      the fiscal year ending December 31, 2005 . . . . . . . .13

Change In Accountants. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

PROPOSAL  NO. 3:     Amendment of the Corporation's Second
                     Amended and Restated Certificate of
                     Incorporation to Consolidate the Class A
                     Voting Common Stock and the Class B
                     Non-Voting Common Stock into a Single Class,
                     Effect a One-for-Fifty Reverse Split and
                     Increase the Number of Shares Authorized for
                     Issuance by the Corporation . . . . . . . . . . . . . . .15

Incorporation of Documents by Reference . . . . . . . . . . . . . . . . . . . 22

APPENDIX  A:     Report of the Audit Committee. . . . . . . . . . . . . . . . 23

APPENDIX  B:     Report of the Compensation Committee . . . . . . . . . . . . 24

APPENDIX  C:     Proposed Certificate of Amendment to the
                 Corporation's Second Amended and Restated
                 Certificate  of  Incorporation . . . . . . . . . . . . . . . 25

PROXY CARD. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

                                                [GRAPHIC OMITED]


                              100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727


                                PROXY STATEMENT




                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Corporation's Board of Directors is soliciting proxies in the form enclosed with this proxy statement, for use at the Annual Meeting of the stockholders of LocatePLUS Holdings Corporation. The Annual Meeting will be held on Thursday, October 13, 2005 at 2 p.m. (E.S.T.) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915. This proxy statement is dated September 9, 2005 and was first furnished to our stockholders on that date.

WHY  ARE  YOU  RECEIVING  THESE  PROXY  MATERIALS?
We are providing these proxy materials to you because the Corporation's Board of Directors is soliciting holders of the Corporation's Class A Voting and Class B Non-Voting Common Stock to provide proxies to be voted at our Annual Meeting of Shareholders. The Corporations' records indicate that you were a holder of shares of the Common Stock of the Corporation as of the close of business on August 16, 2005.
WHO  IS  ENTITLED  TO  VOTE  AT  THE  ANNUAL  MEETING?
Only shareholders of record at the close of business on the record date, August 16, 2005, are entitled to vote at the Annual Meeting. Holders of Class A Voting Common Stock and holders of Class B Non-voting Common Stock are each eligible to vote at the Annual Meeting as a class with respect to the proposals to reclassify the Corporation's stock, effect a reverse stock split and increase the number of shares of authorized stock. Holders of the Corporation's Class B Non-voting Common Stock will not be entitled to vote (either in person or by proxy) with respect to the proposal to elect the Corporation's Board of Directors. As of August 16, 2005, 110,654,591 shares of Class A Voting Common Stock and 74,506,230 shares of Class B Non-voting Common Stock were issued and outstanding, and held by 336 and 307 holders of record, respectively. Each share of Common Stock entitled to vote at the Annual Meeting, whether Class A or Class B, is entitled one vote per share.

HOW  CAN  YOU  VOTE?
You may vote in person at the Annual Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you timely vote by telephone or the Internet or sign and return your proxy card to us in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is an executive officer of the Corporation, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but no indication is given as to how to vote your shares as to the proposals, your shares will be voted "FOR" the proposals. If any other matter properly comes before the Annual Meeting, the persons named in the proxy card will use their discretion as to how to vote the shares.

If you attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the Annual Meeting a "legal proxy" authorizing you to vote your "street name" shares held as of the record date.

IF  I  GRANT  A  PROXY,  WHO  WILL  VOTE  MY  SHARES?
If you grant a proxy, your shares will be voted by Mr. Jon R. Latorella, Chairman, Chief Executive Officer and President or Mr. James C. Fields, Acting Chief Financial Officer, Treasurer and Secretary of the Corporation.

WHAT  CONSTITUTES  A  QUORUM?
A majority of the votes of the Class A Voting Common Stock as a class and a majority of the votes of the Class B Non-voting Common Stock as a class issued and outstanding and entitled to vote on the record date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will count toward the determination of whether or not a quorum is present.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  THE  PROPOSAL?
The affirmative vote of a majority of the outstanding common stock of the Corporation and a majority of the outstanding common stock of each class entitled to vote theron as a class is required to approve the proposal to amend the Corporation's Second Amended and Restated Certificate of Incorporation. Abstentions and Broker non-votes will have the effect of a vote against the proposals. Broker non-votes occur when shares held by a shareholder in "street name" are not voted with respect to the proposals because the broker has not received voting instructions from the shareholder, and the broker lacks the discretionary voting power to vote the shares. Brokers holding shares in their name will not be permitted to vote on the proposals at the Annual Meeting without instruction from the beneficial owner of the shares.
With regard to the election of directors, the directors will be elected by the vote of a plurality of the shares and only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

For all other matters being submitted to stockholders at the Annual Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for a matter, will have the same effect as votes against that matter.

ARE  THERE  ANY  DISSENTER'S  RIGHTS  OF  APPRAISAL?
No. Under applicable provisions of the Delaware General Corporation Law, the matters outlined in the Notice of Annual Meeting do not give rise to dissenters' rights of appraisal, whether or not stockholders approve of or disapprove of the matters being presented at the Annual Meeting.

WHO  IS  SOLICITING  THE  VOTE?
The Board of Directors of the Corporation is soliciting your vote. The Corporation will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the enclosed proxy and any additional material which may be furnished to stockholders. Further solicitation of proxies may be made by telephone or other communication. Brokers, custodians and fiduciaries in whose names Common Stock is held will be requested to forward proxy soliciting material to the beneficial owners of such stock and the Corporation will reimburse them for this service. Although we do not anticipate the need to engage a proxy solicitor, the Corporation may retain the services of a proxy solicitor if such services are deemed necessary. If necessary, the cost of such proxy soliciting services should not exceed $10,000.

WHAT WILL HAPPEN IF MATTERS OTHER THAN THAT SET FORTH IN THE NOTICE OF ANNUAL MEETING ARE APPROPRIATELY RAISED AT THE ANNUAL MEETING?
If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, Mr. Latorella and Mr. Fields will vote shares represented by all proxies received by the Board of Directors in accordance with their judgment.

WHAT  IS  A  STOCKHOLDERS'  PROPOSAL?
A stockholder proposal is a recommendation or requirement that the Corporation or our Board of Directors take action on a matter that you intend to present at a meeting of stockholders. However, under applicable rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations

IF I WISH TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE ANNUAL MEETING IN 2006, WHAT ACTION MUST I TAKE?
If you wish us to consider including a nomination for the election of a director or any other stockholder proposal in the proxy statement for the Annual Meeting in 2006, you must submit the proposal, in writing, to our Corporate Secretary. The proposal must meet the requirements established by the Securities and Exchange Commission and set forth in our Bylaws (a copy of which is available upon request). Send your proposal to:

                                    SECRETARY
                         LOCATEPLUS HOLDINGS CORPORATION
                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915

If you wish to submit a stockholders' proposal for the 2006 Annual Meeting, you may be required to deliver a proxy statement and form of proxy to the holders of at least the percentage of our voting shares required under the Delaware General Corporation Law and our By-laws to approve your proposal, or, in the case of a nomination for election to the Board of Directors, you may be required to deliver a proxy statement and form of proxy to holders of a percentage of our voting shares as reasonably sufficient to elect the nominee (and in either case you will be required to provide those proxy solicitation materials to us).
Proposals of stockholders intended to be presented at the 2006 Annual Meeting must be received no later than January 31, 2006 if the proposal is to be included in the proxy statement and form of proxy relating to that meeting.

WHAT IS THE BOARD'S RECOMMENDATION REGARDING THE PROPOSALS INCLUDED IN THIS PROXY STATEMENT?
The Board recommends that you vote FOR approval of the proposed amendment to the Corporation's Second Amended and Restated Certificate of Incorporation and to expressly authorize the reclassification of the Class A Voting Common Stock and the Class B Non-voting Stock, the reverse split, and the increase in the authorized shares of Common Stock. The Board also recommends that you vote FOR each of the nominees to the Corporation's Board of Directors and to ratify
Livingston & Haynes, P.C. as the Corporation's auditors for the fiscal year ending December 31, 2005.


                                    *   *   *

                                  SPECIAL NOTE

IF TWO OR MORE STOCKHOLDERS SHARE AN ADDRESS, WE MAY SEND A SINGLE COPY OF THIS PROXY STATEMENT AND OTHER SOLICITING MATERIALS TO THE SHARED ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS SHARING THE ADDRESS. IF A SINGLE COPY HAS BEEN SENT TO MULTIPLE STOCKHOLDERS AT A SHARED ADDRESS, WE WILL DELIVER A SEPARATE PROXY CARD FOR EACH STOCKHOLDER ENTITLED TO VOTE. ADDITIONALLY, WE WILL SEND AN ADDITIONAL COPY OF THIS PROXY STATEMENT AND ANY OTHER SOLICITING MATERIALS PROMPTLY UPON ORAL OR WRITTEN REQUEST TO MR. JAMES FIELDS BY ANY STOCKHOLDER.


                           FORWARD-LOOKING STATEMENTS

THIS PROXY STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT INFORMATION AND EXPECTATIONS AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE BUT ARE NOT LIMITED TO, OUR ABILITY TO RECEIVE APPROVAL FROM OUR STOCKHOLDERS CONCERNING THE PROPOSAL PRESENTED HEREIN, UNCERTAINTIES RELATING TO OUR ABILITY TO SUCCESSFULLY COMPETE IN OUR INDUSTRY, UNCERTAINTIES REGARDING OUR ABILITY TO OBTAIN FINANCIAL AND OTHER RESOURCES FOR OUR PRODUCT DEVELOPMENT AND COMMERCIAL ACTIVITIES, AND UNCERTAINTIES RELATING TO PRIVACY REGULATIONS. THESE FACTORS, AND OTHERS, ARE DISCUSSED FROM TIME TO TIME IN THE CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD NOT PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY ARE MADE. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY ARE MADE. FURTHER DISCUSSION OF RISK FACTORS IS ALSO AVAILABLE IN OUR QUARTERLY AND ANNUAL REPORTS AND OUR REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of the Corporation and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Annual Meeting.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

As of the close of business on August 16, 2005,110,654,591 shares of Class A Voting Common Stock and 74,506,230 shares of Class B Non-voting Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase 38,800,383 shares of Class A Voting Stock and unexercised warrants to purchase 29,435,878 shares of Class B Non-voting Common Stock (including both vested and unvested options).

The following table sets forth certain information known to us with respect to the beneficial ownership of our Class A Voting Common Stock and Class B Non-voting Common Stock as of the close of business on August 16, 2005, by:
-Each  of  our  directors;
-Each  of  our  executive  officers;
-Each person known to us to beneficially own more than 5% of either class of our common stock; and
-All  of  our  directors  and  executive  officers  as  a  group.
Beneficial  ownership  is  determined  in  accordance  with  the  rules  of  the
Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock underlying options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of August
16,  2005  are  deemed outstanding, while such shares are not deemed outstanding for computing percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares shown as beneficially owned by such stockholder. Each of our directors and executive officers can be contacted at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.



                         CLASS A VOTINGCOMMON        CLASS B NON-VOTING COMMON
-------------------  ----------------------------  -----------------------------
                        NUMBER OF                       NUMBER
                         SHARES       PERCENTAGE      OF SHARES      PERCENTAGE
                      BENEFICIALLY        OF         BENEFICIALLY        OF
BENEFICIAL OWNER          OWNED         SHARES          OWNED          SHARES
-------------------  ---------------  -----------  ----------------  -----------
Directors
JON R. LATORELLA       37,061,757(1)        30.0%        125,000(2)           *
SONIA P. BEJJANI        4,500,000(3)         3.9%        125,380(4)           *
THOMAS GARLOCK          2,577,838(5)         2.3%        582,560(6)           *
JOHN GALLAHGER            2,383,333          2.1%                -            -
JOHN P. HOULIHAN        1,510,000(7)         1.4%      2,519,750(8)         3.4%
ROBERT KITE             1,333,333(9)         1.2%       743,083(10)         1.0%
GERARD SCALLEY         1,000,000(11)           *        155,610(12)            *
THOMAS MURPHY          1,075,000(13)         1.0%       457,500(14)            *
PETER ZEKOS            1,035,000(15)           *                 -             -
Officers
JAMES C. FIELDS        2,250,000(16)         2.0%                -            -
All directors and                 -            -                 -            -
executive officers                -            -                 -            -
as a group                        -            -                 -            -
-------------------  ---------------  -----------  ----------------  -----------
(10 persons)          54,726,261(17)        40.0%     4,708,883(18)         6.2%
-------------------  ---------------  -----------  ----------------  -----------

___________________________
*     Less  than  one  percent  of  outstanding  shares.
(1) Includes 12,873,757 shares issuable upon exercise of a fully vested stock options, with a weighted average exercise price of $0.66 per share.

(2) Includes 100,000 shares issuable upon exercise of a fully vested stock options, with an average exercise price of $0.20 per share.
(3) Consists of fully vested options to purchase 4,500,000 shares with a weighted average exercise price of $0.52 per share.
(4) Includes 100,000 shares issuable upon exercise of a fully vested stock options, with an average exercise price of $0.20 per share.
(5) Includes (i) 543,118 shares held by the Kenai River Trust, over which Mr. Garlock has voting and dispositional authority; and (ii) includes 2,034,720 shares issuable upon exercise of fully vested stock options, with a weighted average exercise price of $0.68 per share.
(6) Consists of (i) 386,670 shares issuable upon exercise of immediately exercisable warrants with an exercise price of $0.15 per share, and (ii) options to purchase 170,000 shares with a weighted average exercise price of $0.18 per share pursuant to a warrant granted on under our Non-employee Directors Stock Option Policy.
(7) Includes 75,000 shares held by the Houlihan Trust, over which Mr. Houlihan has voting and dispositional authority. Also includes 1,075,000 shares of issuable upon exercise of certain immediately exercisable warrants with an exercise price of $1.41 per share.
(8) Includes (i) 425,000 shares held by the Houlihan Trust, over which Mr. Houlihan has voting and dispositional authority; (ii) 66,667 shares held by Failte Investments, over which Mr. Houlihan has voting and dispositional authority; and (iii) warrants to purchase 170,000 shares with a weighted average exercise price of $0.18 per share granted under our Non-employee Directors Stock Option Policy.
(9) Includes 1,000,000 shares of issuable upon exercise of certain immediately exercisable warrants with an exercise price of $1.50 per share.
(10) Includes fully vested and immediately exercisable warrants to purchase 250,000 shares with an exercise price of $0.22 per share issued in December 2002 and options to purchase 135,000 shares with a weighted average exercise price of $0.19 per share pursuant to a warrant and option granted on under our Non-employee Directors Stock Option Policy.
(11) Includes 1,000,000 shares of issuable upon exercise of certain immediately exercisable warrants with an exercise price of $1.50 per share.
(12) Includes 135,000 shares issuable upon the exercise of warrants with a weighted average exercise price of $0.21 per share pursuant to a warrant and option granted on under our Non-employee Directors Stock Option Policy.
(13) Includes 1,000,000 shares of issuable upon exercise of certain immediately exercisable warrants with an exercise price of $1.50 per share.
(14) Includes 135,000 shares issuable upon the exercise of warrants with a weighted average exercise price of $0.21 per share pursuant to a warrant and option granted on under our Non-employee Directors Stock Option Policy.
(15) Includes 35,000 shares issuable upon exercise of a fully vested stock options, with an average exercise price of $0.30 per share.
(16) Includes the vested portion of stock incentive stock options to purchase up to 2,250,000 shares with a weighted average exercise price of $0.30 per share.
(17) Includes 26,176,810 shares issuable upon the exercise of convertible securities.
(18)  Includes  1,881,670  shares  issuable  upon  the  exercise  of  warrants.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 3, 2000, the Board of Directors approved, and we made, a term loan to Jon R. Latorella, our President and Chief Executive Officer and Chairman of our Board of Directors, for $275,000, which we refer to as Mr. Latorella's "Incentive Loan." This Incentive Loan was intended to provide a bonus to Mr. Latorella for services rendered in conjunction with the development and launch of our LocatePLUS product and to deter Mr. Latorella from terminating his employment with us. The loan was evidenced by a promissory note, pursuant to which interest on the loan is computed at an annual rate equal to the 90-day Treasury Bill Rate.
Among other things, the promissory note provided that, if Mr. Latorella were still employed by us as of January 3, 2003, then the obligations and debt evidenced by the note would be immediately canceled, and we would be required to make a tax equalization payment to Mr. Latorella.
As Mr. Latorella was employed by us on January 3, 2003, this loan has been forgiven in accordance with its terms and we made a tax equalization payment to Mr. Latorella in 2004 in the amount of $147,427.



                                    *   *   *

      THIS PROXY STATEMENT CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISIONS ARE MADE WITH RESPECT TO THE PROPOSAL OR PROPOSAL
   CONTAINED HEREIN. YOU ARE STRONGLY URGED TO READ THIS PROXY STATEMENT IN ITS ENTIRETY AS WELL AS THE APPENDIX AND THE DOCUMENTS INCORPORATED BY REFERENCE IN
                              THIS PROXY STATEMENT.


                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our By-laws provide that the Board of Directors has discretion to increase or decrease the number of Directors (however, the Board of Directors cannot reduce the number of Directors below the number of Directors then in office). The Board of Directors has currently fixed the number of Directors at nine. Pursuant to the By-laws, the Board of Directors has the authority to fill vacancies on the Board of Directors. The Board of Directors has elected to stager the terms of the Directors to serve for three year terms. This being the first year of staggered terms, three Directors are being elected to a three year term, three are being elected to a two year term, and three are being elected to a one year term.
The Board of Directors knows of no reason why any of the Board nominees will be unable to serve their full terms. The Board of Directors may appoint Directors to fill vacancies in the event that one or more Directors leave the Board of Directors or in the event that the size of the Board of Directors is increased. NOMINEES FOR THE BOARD OF DIRECTORS

----------------------------------------
The Corporation's Board of Directors has nominated the following persons for election as Directors of the Corporation at the annual meeting. Five nominees are currently members of the Corporation's Board of Directors. The nominees, length of term, and the year they first joined the Board of Directors are (in alphabetical order):

SONIA P. BEJJANI, 36, co-founded our business in 1991 and has been a member of our Board of Directors and employed by us in various capacities since we commenced our activities. During the five years ending August 1, 2001, Ms. Bejjani was our Vice President - Sales and Customer Service. Since August 1, 2001, Ms. Bejjani has been the President of Worldwide Information, Inc., our wholly-owned subsidiary. Ms. Bejjani is being nominated to serve a three year term.

RALPH CARUSO 56, is the founder and President of Caruso Companies, a conglomerate involved in many facets of industrial construction that has been in business for over 25 years. Mr. Caruso will be a new member to the Board of Directors and is being nominated to serve a one year term.

JOHN CROWLEY 42, has held the position of controller at John Moriarty & Associates, Inc. in Winchester, Massachusetts, a $320 million national construction company since 1991. Mr. Crowley received his Bachelor of Arts Degree in Business Administration, Concentrating in Accounting, from University Of Massachusetts at Lowell, in 1986. Mr. Crowley will be a new member to the Board of Directors and chair of the Audit Committee, he is being nominated to serve a two year term.

DAVID SKERRETT, 52, Vice President of the Middlesex Corporation and has been with them for 23 years. Middlesex Corporation is in the top 400 heavy civil construction companies in the nation with $140 million in reavenue. Mr. Skerrett holds a Bachelor of Engineering from College of Technology. Mr.
Skerrett will be a new member to the Board of Directors and he is being nominated to serve a one year term.

JOHN P. HOULIHAN, 58, has been President and owner of Zalkin, Inc., a worldwide exporter of used clothing with offices in Council Bluffs, Iowa and Brownsville, Texas, since 1979. Before that, Mr. Houlihan owned Goodrich Dairy, a chain of 47 retail stores, and Riekes Equipment, a material handling and forklift company. Mr. Houlihan holds a Bachelor of Arts from Creighton University, which he received in 1968, and a Juris Doctorate from Creighton University, which he received in 1971. Mr. Houlihan joined our Board of Directors in January 2001, and he is currently the Chairman of the Compensation Committee of our Board of Directors and he is being nominated to serve a one year term.

JON R. LATORELLA, 42, co-founded our business in 1991 and has been our Chief Executive Officer since we commenced our activities. Mr. Latorella is also the Chairman of our Board of Directors. Before founding our business, Mr. Latorella served as a consultant to various local and state law enforcement agencies. Mr. Latorella holds a Bachelor of Science/Bachelor of Arts from the University of Massachusetts, which he received in 1994. Mr. Latorella is being nominated to serve a three year term.

CHRIS ROMEO, 43, is an attorney that has had a private practice since 1992 and holds a Bachelors Degree from Wesleyan University and received a Doctorate of Jurisprudence from the New England Scholl of Law in 1987. Mr. Romeo will be a new member to the Board of Directors and is being nominated to serve a two year term.

MIKE RYAN, 47, is an attorney that has had a private practice since 1992 and holds a Bachelors Degree from Merrimack College and received a Doctorate of Jurisprudence from the New England Scholl of Law in 1987. Mr. Ryan will be a new member to the Board of Directors and is being nominated to serve a two year term.

PETER ZEKOS, 44, is founder and President of Excel Staffing, Inc., founded in 1999, a executive search and temporary staffing company located in Worcester, Massachusetts. Mr. Zekos holds a Bachelors of Science in Business Administration from Clark University in Worcester, Massachusetts which he received in 1984. Mr. Zekos joined our Board of Directors in 2005, and is being nominated to serve a three year term.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF LOCATEPLUS HOLDINGS CORPORATION.

             BOARD OF DIRECTOR MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors met 4 times during 2004. Each of the directors attended at least 75% of the aggregate of (I) the total number of Board of Directors (held during the period for which he or she has been a director); and (II) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

The Board of Directors has established two committees: the Audit Committee and the Compensation Committee. The Board of Directors has not established a standing nominating committee.

AUDIT  COMMITTEE
----------------

Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of our independent auditors, reviews the scope of the audit services provided by our independent accountants, and reviews our accounting practices and internal accounting controls. Currently, the members of the Audit Committee are Messrs. Murphy and Scalley. We believe that all of the members of the Audit Committee are "independent" as defined by currently applicable National Association of Securities Dealers, Inc. regulations. Mr. Murphy serves as the Chairman of the Audit Committee. Our Board has determined that Mr. Murphy is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The Audit Committee held 4 meetings  in  2004.

There is one vacancy on the Audit Committee. The Board of Directors is attempting to identity appropriate nominees for the Board of Directors who would be willing to serve on the Corporation's Board of Directors and who would be deemed "independent" in accordance with applicable regulations to fill that vacancy.

COMPENSATION  COMMITTEE
-----------------------

Pursuant to its written charter, the Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of key employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our 1999 Stock Option Plan and our 2003 Stock Plan, as well as other employee benefits plans that we may adopt from time to time. Currently, the members of the Compensation Committee are Messrs. Garlock, Houlihan, and Kite. Mr. Houlihan serves as the Chairman of the Compensation Committee. The report of the Compensation Committee, as approved by Messrs. Houlihan, Garlock, and Kite is attached as Appendix B to this Proxy Statement. The Compensation Committee held 1 meeting in 2004.

COMMITTEE  REPORTS
------------------

Notwithstanding anything to the contrary, the report of the Compensation Committee and the report of the Audit Committee under the section entitled "Audit Committee Report" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The report of the Compensation Committee is attached as Appendix B to this Proxy Statement.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE
----------------------------

The following table summarizes the compensation for the last three fiscal years of the Corporation's Chief Executive Officer and all other executive officers whose annual compensation for the last three fiscal years exceeded $100,000:



                                 ANNUAL    COMPEN   SATION            LONG-TERM COMPENSATION
                                ---------------------------  ------------------------------------
                                   -         -         -       AWARDS          -        PAYOUTS        -
                                --------  --------  -------  -----------  -----------  ----------
                                                     OTHER   RESTRICTED   SECURITIES                  ALL
NAME AND                                            ANNUAL      STOCK     UNDERLYING      LTIP       OTHER
PRINCIPAL                        SALARY    BONUS     COMP     AWARD(S)      OPTIONS     PAYOUTS      COMP
POSITION                  YEAR    ($)       ($)       ($)        ($)          (#)         ($)         ($)
                          ----  --------  --------  -------  -----------  -----------  ----------  ---------
JON R. LATORELLA . . . .  2004   193,955   100,000        -            -    3,500,000           -  15,000(1)
President and. . . . . .  2003    58.209         -        -            -    9,350,000           -  13,200(1)
Chief Executive Officer.  2002    50,100         -        -            -            -           -  13,200(1)

JAMES C. FIELDS(2) . . .  2004   134,967         -        -            -    1,000,000           -  10,000(3)
Acting Chief Financial .  2003   112,901         -        -            -    1,250,000           -         -
Officer, Treasurer and .  2002   104,160         -        -            -            -           -         -
Secretary. . . . . . . .     -         -         -        -            -            -           -         -

ROBERT A. GODDARD(4) . .  2003    61,539         -        -            -      250,000           -         -
Former Chief Financial .  2002   123,658         -        -            -            -           -   8,079(5)
Officer, Treasurer and .     -         -         -        -            -            -           -         -
Secretary. . . . . . . .     -         -         -        -            -            -           -         -


(1) Mr. Latorella and his family are allowed use of two company vehicles, the value to Mr. Latorella of which was approximately $1,250 per month during 2004.
(2) Mr. Fields commenced his employment with us in 2001. Mr. Fields became an executive officer with the Corporation on March 31, 2003.
(3) Beginning in April 2004, Mr. Fields was allowed the use of a company-leased vehicle, the value of which is approximately $1,100 per month.
(4) Mr. Goddard ceased employment with us on March 31, 2003. As part of a severance arrangement that we entered into with Mr. Goddard, an incentive stock option to purchase 1,000,000 shares of Class A Voting Common Stock owned by Mr. Goddard was cancelled and, in lieu of that option, Mr. Goddard was issued a fully vested non-qualified stock option to purchase 250,000 shares of Class A Voting Common Stock with an exercise price of $0.15 per share.
(5) Mr. Goddard received a monthly automobile allowance of $523 and a fuel allowance as part of his compensation and severance. This benefit terminated on June 30, 2003.
                                       9

OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR
------------------------------------------



-                                        NUMBER OF     PERCENT OF          -             -
-                                       SECURITIES        TOTAL            -             -
-                                       UNDERLYING    OPTIONS/SARS         -             -
-                                      OPTIONS/SARS    GRANTED TO     EXERCISE OF        -
-                                         GRANTED     EMPLOYEES IN    BASE PRICE     EXPIRATION
NAME                                        (#)        FISCAL YEAR      ($/SH)          DATE
-------------------------------------  -------------  -------------  -------------  ------------
Jon R. Latorella. . . . . . . . . . .   1,000,000(1)             6%  $        1.50  May 19, 2009
President and Chief Executive Officer   2,500,000(1)            15%  $        0.39  May 19, 2009
                                                  -              -               -             -
James C. Fields . . . . . . . . . . .   1,000,000(1)             6%  $        0.39  May 19, 2009
Acting Chief Financial Officer. . . .


 (1)     Class  A  Voting  Common  Stock

YEAR-END  OPTION  VALUES
------------------------





                                  # of securities        VALUE OF
                                    Underlying          UNEXERCISED
                                    Unexercised        IN-THE-MONEY
                                      Options             OPTIONS
                                   December 31,       AT DECEMBER 31,
                                       2004                2004
                                        (#)                 ($)
                                   EXERCISABLE/        EXERCISABLE/
NAME                               UNEXERCISABLE     UNEXERCISABLE(1)
------------------------------  -------------------  -----------------
JON R. LATORELLA . . . . . . .       12,873,757 / 0  $     212,500 / 0
President and. . . . . . . . .          100,000 / 0  $        10,000/0
Chief Executive Officer

JAMES C. FIELDS. . . . . . . .   2,250,000/ 500,000  $ 93,750 / 68,750
Acting Chief Financial Officer                                       -
Treasurer and Secretary


(1)     Based  on  the  closing  price  ($0.30  per share) of our Class A Voting
Common Stock as quoted on the Over the Counter Bulletin Board . This amount reflects inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                            EQUITY COMPENSATION PLANS

1999  STOCK  OPTION  PLAN
-------------------------

On November 16, 1999, our Shareholders ratified and adopted an Incentive and Non-Qualified Stock Option Plan, which we refer to as the "1999 Stock Option Plan". The 1999 Stock Option Plan set aside 15,000,000 shares of our Class A Voting Common Stock (then referred to as our "Common Stock") for issuance pursuant to the exercise of incentive and non-qualified stock options to be awarded to our employees, officers and directors at the recommendation of the equity compensation plan's administrator and subject to the approval of our Board of Directors. We strongly believe in the concept of each employee having some form of equity participation as an incentive toward excellence in individual performance and our further success.

In June 2000, our 1999 Stock Option Plan was amended and restated to provide greater flexibility to the equity compensation plan's administrator in the granting of various forms of equity compensation. As of August 16, 2005, 5,649,394 stock options were outstanding under the equity compensation plan. The weighted average exercise price of all options granted under the equity compensation plan was $0.21 per share as of August 16, 2005. The 1999 Stock
Option Plan is administered by the Compensation Committee of the Board of Directors.

2003  STOCK  OPTION  PLAN
-------------------------

On May 29, 2003, our Shareholders ratified and adopted an Incentive and Non-Qualified Stock Option Plan, which we refer to as the "2003 Stock Option Plan." The 2003 Stock Option Plan set aside 25,000,000 shares of our Class A Voting Common Stock and 25,000,000 shares of our Class B Non-Voting Common Stock for issuance pursuant to the exercise of incentive and non-qualified stock options to be awarded to our employees, officers and directors at the recommendation of the equity compensation plan's administrator and subject to the approval of our Board of Directors. We strongly believe in the concept of each employee having some form of equity participation as an incentive toward excellence in individual performance and our further success.

As August 16, 2005, 17,500,000 Class A stock options and 5,700,000 Class B stock options were outstanding under the equity compensation plan. The weighted average exercise price of all options granted under the equity compensation plan was $0.73 per share as of August 16, 2005. The 2003 Stock Option Plan is administered by the Compensation Committee of the Board of Directors.

PLANS  NOT  APPROVED  BY  SECURITY  HOLDERS
-------------------------------------------

From time to time, we have issued options or warrants to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for services or other consideration provided to us. These issuances have not been made pursuant to a formal policy or plan, but instead are issued with such terms and conditions as may be determined by our Board of Directors from time to time. Generally, our stockholders have not approved or disapproved these issuances.

SECURITIES  AUTHORIZED  FOR  ISSUANCE  UNDER  EQUITY  COMPENSATION  PLANS
-------------------------------------------------------------------------

The following table reflects equity compensation granted or issued by us as of the August 16, 2005, to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for consideration in the form of goods or services.





                          -              -            NUMBER
                      NUMBER OF       WEIGHTED    OF SECURITIES
                    SECURITIES TO     -AVERAGE      REMAINING
                      BE ISSUED       EXERCISE    AVAILABLE FOR
                    UPON EXERCISE     PRICE OF        FUTURE
                    OF OUTSTANDING  OUTSTANDING      ISSUANCE
                       OPTIONS,       OPTIONS,     UNDER EQUITY
                       WARRANTS       WARRANTS     COMPENSATION
PLAN CATEGORY         AND RIGHTS     AND RIGHTS      PLANS(1)
------------------  --------------  ------------  --------------
EQUITY
COMPENSATION
PLANS
APPROVED BY
SECURITY HOLDERS:
------------------  --------------  ------------  --------------
Class A Voting
Common Stock          23,149,394       $0.60            -

Class B Non-voting
Common Stock          5,700,000        $0.20        19,300,000
------------------  --------------  ------------  --------------
EQUITY
COMPENSATION
PLANS NOT
APPROVED BY
SECURITY HOLDERS:
------------------  --------------  ------------  --------------
Class A Voting
Common Stock          3,650,989        $0.31           N/A

Class B Non-voting
Common Stock          23,735,875       $0.20           N/A
------------------  --------------  ------------  --------------
TOTAL:                   N/A
------------------  --------------  ------------  --------------
Class A Voting
Common Stock          26,800,383       $0.56           N/A

Class B Non-voting
Common Stock          29,435,875       $0.20           N/A
------------------  --------------  ------------  --------------


________________________________
(1) Excludes securities reflected in column titled "Number of securities to be issued upon exercise of outstanding options, warrants and rights."

401(K)  PLAN
------------

We sponsor a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code, which covers substantially all of our employees. We may make discretionary matching contributions up to 1% of annual employee contributions. Employees are eligible to participate in the 401(k) Plan after one year of service. Our matching contributions vest ratably over a five-year period.
We  pay  the  administrative  expenses  of  this  plan.

NON-EMPLOYEE  DIRECTORS  STOCK  OPTION  POLICY
----------------------------------------------

On February 1, 2002, we adopted a Non-employee Director Stock Option Policy. Under the Non-employee Director Stock Option Policy, we will make annual grants (beginning on the date of adoption of the policy or the first day that a director is elected to our Board of Directors, if later) to our non-employee directors of warrants to purchase 35,000 shares of our Class B Non-voting Common Stock as compensation for service on our Board of Directors (and any committees). These grants are made in lieu of any other compensation to our non-employee directors. Each of these warrants will be immediately exercisable and will have an exercise price that is equal to the fair market value of our Class B Non-voting Common Stock as of the date of grant. No separate compensation is provided to directors for service on either of our two committees.

We reimburse our directors for out-of-pocket costs associated with their activities on the Board of Directors.

Directors who are also employees of LocatePLUS Holdings Corporation or any of its subsidiaries (currently, Mr. Latorella and Ms. Bejjani) are not paid any compensation for their service as directors.

     Pursuant  to  the  Non-employee  Directors  Stock  Option  Policy:

- On February 1, 2002, Messrs. Garlock and Houlihan were each issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share.

- On August 27, 2002, Dr. Richard B. Yules, a former member of our Board of Directors, was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.22 per share.

- On August 27, 2002, Mr. Scalley was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.22 per share.

- On March 28, 2003, Messrs. Garlock, Houlihan, and Kite were each issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share.

- In 2004, Messrs. Garlock, Houlihan, Kite, Murphy, and Scalley were each issued an option to purchase 1,000,000 shares of our Class A Voting Common Stock for $1.50 per share pursuant to our Non-employee Directors Stock Option and Compensation Policy.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required to furnish us with copies of all forms they file pursuant to Section 16(a).

On May 19, 2004, Mr. Scalley, Mr. Murphy, Mr. Kite, Mr. Houlihan, Mr. Garlock, Mr. Latorella, and Ms. Bejjani were each issued an option to purchase 1,000,000 shares of Class A Voting Common Stock with an exercise price of $1.50. None of the above filed a Form 4 in a timely fashion as required by Section 16(a).

On May 19, 2004, Mr. Latorella was issued options to purchase 2,500,000 shares of Class A Voting Common Stock with an exercise price of $0.39. Mr. Latorella did not file a Form 4 in a timely fashion as required by Section 16(a).

On May 19, 2004, Mr. Fields was issued options to purchase 1,000,000 shares of Class A Voting Common Stock with an exercise price of $0.39. Mr. Fields did not file a Form 4 in a timely fashion as required by Section 16(a).

Except as set forth in the proceeding paragraph, and based solely on review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required, to our knowledge, all such persons complied with all of the Section 16(a) filing requirements applicable to them with respect to 2004.
                                      * * *

       PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Corporation has selected Livingston & Haynes, P.C. to serve as its independent certified public accountants for the fiscal year 2005. The Corporation's Board has determined the firm of Livingston & Haynes, P.C. to be fully independent of the operations of the Corporation.

In the event stockholders do not ratify the appointment of Livingston & Haynes, P.C. as the Corporation's independent registered public accounting firm for the fiscal year 2005, such appointment will be reconsidered by the Corporation's Board.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  YOU VOTE FOR RATIFICATION OF LIVINGSTON &
                                                ---
HAYNES, P.C. AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                              CHANGE IN ACCOUNTANTS

On December 13, 2004, the Corporation's audit committee received a letter of resignation dated December 10, 2004, from the Corporation's independent accountants, Carlin, Charron, and Rosen, LLP. ("CCR").

The report of CCR on the financial statements of the Corporation for the fiscal year ended December 31, 2003 was modified to express substantial doubt regarding the Corporation's ability to continue as a going concern. Except as described in the prior sentence, the reports of CCR on the financial statements of the Corporation for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, for fiscal years 2002 and 2003 and fiscal year 2004 through December 13, 2004, there was no disagreement with CCR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the subject of that disagreement in its reports on the Corporation's financial statements for those fiscal periods.

The letter of CCR, attached as Exhibit 16.1 to a Form 8-K filed with the Securities and Exchange Commission on December 17, 2004, was the initial contact from CCR regarding the concerns addressed therein. Since that time, the audit committee of the Corporation's board of directors has addressed all issues in their letter.

Pursuant to Item 304(a)(3) of Regulation S-K, the Corporation provided CCR with a copy of the December 17, 2004 disclosure and requested that CCR as promptly as possible furnish a letter addressed to the Commission stating whether or not CCR agrees with the statements of the Corporation set forth in the December 17, 2004 Form 8-K. A letter from CCR with respect to this matter was filed with the Securities and Exchange Commission on Form 8-K on January 21, 2005.

On February 8, 2005, Livingston & Haynes, P.C. ("Livingston") was engaged as the Corporation's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Livingston, we had not consulted with Livingston regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on our financial statements; and no written report or oral advice was provided to us by Livingston & Haynes, P.C. that it concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Livingston & Haynes, P.C. office is located at 40 Grove Street, Suite 380, Wellesley, MA 02482.

AUDIT  FEES
-----------

     Aggregate fees billed by the Company's independent certified public accountants for the years ended 2004 and 2003 are as follows:


                          FISCAL              YEARS
                           2004                2003
 Audit Fees             $90,442(5)           $44,000(1)
 Audit-Related Fees           -                5,095(2)
 Tax Fees                10,000(6)             8,500(3)
                        ----------           ----------
 Subtotal               100,442              $57,595
 All Other Fees               -               10,326(4)
                        ----------           ----------
 Total Fees(4)         $100,442              $67,831
                        ==========           ==========


(1)     Audit  Fees.  Fees paid to Carlin, Charron & Rosen, LLP for professional
        -----------
services performed in connection with the audit of our financial statements and review of our financial statements included in our quarterly 10-QSB filings, and services in connection with statutory and regulatory filings or engagements during the fiscal year.

(2)     Audit  Related  Fees.  Fees  paid  to  Carlin,  Charron  & Rosen, LP for
        --------------------
assurance and related services performed that are reasonably related to the performance of the audit or review of our financial statements, including consultation with our audit committee on financial accounting/reporting issues.

(3)     Tax  Fees.  Fees  paid  to  Carlin,  Charron  &  Rosen, LLP for services
        ---------
concerning  tax  compliance,  advice  or  planning.

(4)     All  Other Fees.  Fees paid to Carlin, Charron & Rosen, LLP for services
        ---------------
concerning  registration  of  securities.

(5)     Audit Fees.  $55,125 in fees paid to Livingston & Haynes, PC and $35,317
        ----------
in fees paid to Carlin, Charron & Rosen, LLP for professional services performed in connection with the audit of our financial statements and review of our financial statements included in our quarterly 10-QSB filings, and services in connection with statutory and regulatory filings or engagements during the fiscal year.

(6)     Tax  Fees.  Fees paid to Livingston & Haynes, PC for services concerning
        ---------
tax  compliance,  advice  or  planning.


                                      * * *

       PROPOSAL NO. 3 - RECLASSIFICATION, REVERSE SPLIT AND SHARE INCREASE

The Corporation's Board of Directors has approved and adopted resolutions proposing, declaring advisable and in the Corporation's best interests, and recommending to the stockholders of the Corporation for approval, an amendment to the Corporation's Second Amended and Restated Certificate of Incorporation. The purpose of the amendment is to (i) reclassify the Corporation's Class A Voting Common Stock, par value $0.01 per share, and Class B Non-voting Common Stock, par value $0.01 per share, as a single class of voting common stock, par value $0.01 per share (the "Common Stock"), resulting in the conversion of all of the authorized shares of Class A Voting Common Stock and Class B Non-voting Common Stock, whether or not outstanding, into shares of the common stock; (ii) effect a one-for-fifty reverse stock split of the Corporation's authorized and issued and outstanding Common Stock, while maintaining a par value of $0.01 per share, which would have the effect of reducing the number of shares of capital stock which the Corporation shall have authority to issue from 400,000,000 shares to 8,000,000 shares; and (iii) increase the number of authorized shares of the Corporation's Common Stock from 8,000,000 shares to 25,000,000 shares.

This proposal (the "Reclassification Proposal") would be implemented by amending the Corporation's Second Amended and Restated Certificate of Incorporation as described below. A copy of the Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation that you are being asked to approve is attached to this proxy statement as Appendix C.

RECLASSIFICATION  OF  CLASS  A  VOTING  AND  CLASS  B  NON-VOTING  COMMON STOCK
--------------------------------------------------------------------------------

If the Reclassification Proposal is approved, upon filing the Certificate of Amendment, the Corporation's Class A Voting Common Stock and its Class B Non-voting Common Stock would be reclassified as a single class of voting Common Stock, par value $0.01 per share (the "Reclassification"). The class of Common Stock to be created by approval of the amendment to our Second Amended and Restated Certificate of Incorporation would have rights identical to our currently outstanding Class A Common Stock, $0.01 par value per share.

Currently, there are 150,000,000 shares of Class A Voting Common Stock and 250,000,000 shares of Class B Non-voting Common Stock authorized. As of August 16, 2005, the record date for the Annual Meeting, there are 110,654,591and
74,506,230 shares, respectively, issued and outstanding. In addition, as of August 16, 2005, there are options and warrants outstanding to purchase 38,800,383 shares of Class A Voting Common Stock and 29,435,878 shares of Class B Non-voting Common Stock.

Purpose  of  the  Reclassification

The Board of Directors has determined that it is advisable and in the best interest of the Corporation and the stockholders to adopt the Reclassification. Such a reclassification of the two classes of common stock would provide for increased access to capital, ability to pursue a listing on a national stock exchange, a simplified capital structure, and increased shareholder value.

The holders of both classes of Common Stock are entitled to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose. In the event of the Corporation's liquidation, dissolution or winding up, the holders of both classes of our common stock are entitled to share ratably in all assets remaining after payment of liabilities. Neither class of Common Stock has any preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to either the Class A Voting or the Class B Non-voting Common Stock.

Shares of Class A Voting Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Holders of Class A Voting Common Stock do not have cumulative voting rights. Shares of Class B Non-voting Common Stock have no voting rights, except in certain limited statutorily mandated circumstances where the Class B Non-voting common stock must approve changes to the terms of the Class B Non-voting Common Stock - such as this Proposal No. 3. Otherwise, the Class A Voting and the Class B Non-voting Common Stock are identical. Upon effectiveness of the Certificate of Amendment, each share of Common Stock authorized and each share of Common Stock issued and outstanding will be Class A Voting

Common Stock, entitled to one vote per share on all matters submitted to the stockholders.

Currently,  the  Corporation's  ability  to  pay dividends to either the Class A
Voting or the Class B Non-voting Common Stock, is limited to its ability to legally pay dividends under Delaware law. The Reclassification Proposal will not affect the Corporation's ability to pay dividends or the stockholders' right to receive dividends. However, the Corporation currently intends to retain all of its earnings to finance operations and fund future growth. The corporation has not paid any dividends on either class of Common Stock and does not anticipate paying cash dividends on the Common Stock for the foreseeable future. There are no arrears as to dividends on the Class A Voting or the Class B Non-voting Common Stock.

If our stockholders do not approve the Reclassification Proposal, there would be no change in our existing capital stock. As such, holders of Class A Voting Common Stock would continue to hold Class A Voting Common Stock, and holders of Class B Non-voting Common Stock would continue to hold Class B Non-voting Common Stock.

REVERSE  STOCK  SPLIT
----------------------

If the Reclassification Proposal is approved, the Board would have the authority (without further stockholder approval) to elect, as it determines to be in the best interests of the Corporation and its stockholders, whether or not to effect a one-for-fifty reverse stock split of the Corporation's authorized and issued and outstanding Common Stock, while maintaining a par value of $0.01 per share (the "Reverse Stock Split"), which would have the effect of reducing the number of shares of capital stock which the Corporation will have authority to issue from 400,000,000 shares to 8,000,000 shares. However, this number would be increased if the Reclassification Proposal is approved. See the information below under the caption "INCREASE OF AUTHORIZED SHARES OF COMMON STOCK." Notwithstanding stockholder approval of the Reclassification Proposal, the Board may abandon the Reverse Split without further action by the stockholders.
Stockholders may vote in favor of, against or abstain with respect to the Reclassification Proposal.

If the Reclassification Proposal is approved by the stockholders, the timing of the implementation of such Reverse Split will be determined in the judgment of the Board of Directors. See the information below under the caption "Purposes of the Reverse Split." The Board of Directors also reserves the right, notwithstanding stockholder approval of the Reclassification Proposal, and without further action by the stockholders, to abandon the Reverse Split, if, at any time prior to filing the Certificate of Amendment with the Secretary of State of the State of Delaware (the "Effective Time"), the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Corporation and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Corporation's actual and projected business and financial performance.

If the Reclassification Proposal is approved and the Board elects to implement the Reverse Split, each of the Corporation's presently outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock in an exchange ratio of one New Share for every fifty Old Shares (the "Exchange Number"). If the Board elects to implement the Reverse Split, such split will be effected simultaneously for all holders of the Common Stock. Except for changes due to the Corporation's purchase of fractional shares, a Reverse Split will affect all of the Corporation's stockholders uniformly and will not change the proportionate equity interests of the Corporation's stockholders, nor will the respective voting or other rights of stockholders be altered. The Common Stock issued pursuant to an implemented Reverse Split will remain fully paid and non-assessable.
Purpose  of  the  Reverse  Split

The principal purpose of the Reverse Split is to increase the market price of the Common Stock above the minimum bid requirement of $1.00 per share required by The Nasdaq Stock Market, Inc. ("Nasdaq"). The Corporation intends to apply for quotation on the Nasdaq National Market ("NNM"). In order for the Common Stock to be quoted on the NNM, the Corporation is required to comply with various listing maintenance standards established by Nasdaq. Among other things, the Corporation is required to maintain a minimum bid price of at least $1.00 per share and a market value for its publicly-held shares of at least $5 million.

The Board of Directors believes that effecting the Reverse Split is likely to result in the bid price of the Common Stock increasing over the $1.00 per share minimum bid price required by Nasdaq, thereby permitting the Corporation to be in compliance with the NNM minimum bid requirement of $1.00 per share. However, there can be no assurance that after effectuating the Reverse Split, the Corporation will meet the minimum bid price or other requirements of Nasdaq for inclusion of its Common Stock for quotation on the NNM, including the requirement that the Corporation maintain a market value for its publicly-held shares of at least $5 million.

Certain  Effects  and  Risks  of  the  Reverse  Split

The following table illustrates the principal effects of a Reverse Split on the Common Stock:

CATEGORY  OF  SHARES

                                          NUMBER OF              NUMBER OF
                                      SHARES PRIOR TO        SHARES SUBSEQUENT
                                     THE REVERSE SPLIT         TO THE REVERSE
                                                           SPLIT, IF IMPLEMENTED
                                     -----------------     ---------------------
  Authorized Class A and Class B        400,000,000              8,000,000
  Outstanding (1)                       185,160,821              3,703,216
  Available for Future Issuance(2)       87,536,258              1,750,725
                                     -----------------     ---------------------


(1) Assumes the Effective Time occurred on the date of this proxy statement, and subject to adjustment resulting from cash payments by the Corporation in lieu of fractional shares.

(2) Includes shares of Common Stock issuable upon the exercise of (i) outstanding options to purchase shares of the Corporation's Class A Common Stock, (ii) outstanding options to purchase shares of the Corporation's Class B Common Stock, and (iii) outstanding warrants to purchase shares of the Corporation's Class A Common Stock and Class B Common Stock. After the Effective Time, each option or warrant will entitle the holder to acquire a number of shares of Common Stock equal to the number of shares of Common Stock which the holder was entitled to acquire immediately prior to the Effective Time divided by 50 at an exercise price equal to the price in effect immediately prior to the Effective Time multiplied by 50. The number of shares reserved for issuance under the Corporation's Option Plans prior to the Reverse Split will automatically be reduced by a factor equal to 50 after the Effective Time.

Stockholders should recognize that if a Reverse Split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the Effective Time divided by 50, subject to adjustment for fractional shares, as described below).

While the Corporation expects that the reduction in the outstanding shares of Common Stock as a result of a Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that a Reverse Split will increase the market price of the Common Stock by a multiple equal to 50, or result in any permanent increase in the market price (which is dependent upon many factors, including, but not limited to, the Corporation's business and financial performance and prospects). Should the market price of the Common Stock decline after a Reverse Split, the percentage decline may be greater than would otherwise occur had the Reverse Split not been effected. There will be no change in the par value of the Common Stock.

There can be no assurance that after effecting a Reverse Split, the Corporation will meet the minimum bid price or other requirements of Nasdaq for inclusion of the Common Stock for quotation on the NNM, including the requirement that the Corporation maintain a market value for its publicly-held shares of at least $5 million.
Further, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after a Reverse Split, and there could be larger spreads in the bid and ask prices for shares of the Common Stock. In addition, a Reverse Split will increase the number of stockholders of the Corporation who own odd-lots (less than 100 shares). Stockholders who hold odd-lots generally experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales.

As described below, stockholders who would otherwise hold fractional shares after a Reverse Split will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of holders of New Shares as compared to the number of holders of Old Shares to the extent that there are stockholders presently holding fewer than fifty shares, and each such person will cease to be a Corporation stockholder after the Effective Time. These, however, are not the purposes for which the Corporation seeks to effect a Reverse Split, and the Corporation does not expect a Reverse Split will result in any material reduction in the number of stockholders.

The Reverse Split will not affect the par value of the Common Stock. As a result, after the Effective Time, the stated capital on the Corporation's balance sheet attributable to the Common Stock will be reduced to a fraction of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Although total net income or loss of the Corporation will not be effected, the per share net income or loss and net book value of the Common Stock will be increased after the Effective Time because there will be fewer shares of Common Stock outstanding. Procedure for Effecting a Reverse Split and Exchange of Stock Certificates If the Reclassification Proposal is approved by the Corporation's stockholders, and if the Board of Directors still believes that a Reverse Split is in the best interests of the Corporation and its stockholders, the Corporation will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined to be the appropriate effective time for the Reverse Split. A Reverse Split will become effective at the Effective Time on the date of filing the Certificate of Amendment. After the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

Promptly after the Effective Time, stockholders will be notified that the Reverse Split has been effected. The Corporation's transfer agent, Transfer Online, Inc., will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Corporation. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. The Reverse Split will not have any effect on the transferability of outstanding stock certificates. The Reverse Split will be reflected by book-entry. Those certificates will remain valid for the number of shares properly adjusted to reflect the Reverse Split, and you should carefully preserve those certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

Fractional  Shares
No scrip or fractional shares, or certificates for fractional shares, will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by fifty will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment (without interest) in lieu thereof. The cash payment will be equal to the fraction to which the stockholder would otherwise be entitled, multiplied by the closing bid price for the Old Share on the first trading day immediately following the date on which the Reverse Stock Split is effective, as quoted on the OTC Bulletin Board or such other price as determined by the Board of Directors. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Corporation is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Corporation or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Material  Federal  Income  Tax  Consequences  of  the  Reverse  Split

The following discussion summarizes certain material United States federal income tax consequences relating to a Reverse Split. This discussion is based upon current provisions of the Internal Revenue Code, current and proposed Treasury Department regulations, and judicial and administrative decisions and rulings as of the date of this proxy statement, all of which are subject to change (which changes could have retroactive effect). This discussion addresses only those stockholders of the Corporation who hold their Old Shares and will hold their New Shares as capital assets and does not address all of the United States federal income tax consequences that may be relevant to particular stockholders of the Corporation in light of their individual circumstances or to stockholders of the Corporation who are subject to special rules, such as persons subject to the alternative minimum tax; persons who hold their stock through partnerships or other pass-through entities; financial institutions; tax-exempt organizations; retirement plans; insurance companies; dealers in securities or foreign currencies; persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts; or persons who hold their stock as part of a straddle, a hedge against currency risk, or as part of a constructive sale or conversion transaction.

The Corporation believes that a Reverse Split will qualify as a tax-free recapitalization for federal income tax purposes. However, the Corporation has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. We cannot assure you that a contrary position will not be asserted successfully by the Internal Revenue Service.

Based upon the conclusion that a Reverse Split will qualify as a tax-free recapitalization, the material federal income tax consequences of a Reverse Split would be as follows:

- No gain or loss would be recognized by a stockholder of the Corporation upon such stockholder's exchange of Old Shares for New Shares pursuant to any Reverse Split (except to the extent of any cash received in lieu of a fraction of a New Share). Gain (but not loss), if any, would be recognized to the extent of any cash received in lieu of a fractional share.

- The aggregate tax basis of the New Shares received in any Reverse Split would be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefore, less the amount of any cash received in lieu of a fractional New Share. The stockholder's holding period for the New Shares would include the period during which the stockholder held the Old Shares surrendered in a Reverse Split.

- The Corporation would not recognize any gain or loss as a result of a Reverse Split.

The U.S. federal income tax consequences set forth above are for general information only and are not intended to constitute a complete description of all tax consequences relating to a Reverse Split.
EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT SUCH STOCKHOLDER'S TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF A REVERSE SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

INCREASE  OF  AUTHORIZED  SHARES  oF  COMMON  STOCK
---------------------------------------------------
Principal  Effects  of  the  Increase  of  the Authorized Shares of Common Stock

The additional Common Stock to be authorized by approval of the amendment to our Second Amended and Restated Certificate of Incorporation would be the same class of stock approved by the Reclassification Proposal and would have rights identical to our currently outstanding Class A Common Stock, $0.01 par value per share. Adoption of the proposed amendment to our Second Amended and Restated Certificate of Incorporation and the issuance of the Common Stock would not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current stockholders. If the amendment to our Second Amended and Restated Certificate of Incorporation is approved, it will become effective upon filing with the Secretary of State of Delaware.

As of the close of business on August 16, 2005, we had 110,654,591 shares of Class A Voting Common Stock and 74,506,230 shares of Class B Non-voting Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase 38,800,383 shares of Class A Voting Stock and unexercised warrants to purchase 29,435,878 shares of Class B Non-voting Common Stock (including both vested and unvested options). After taking into account shares reserved for issuance pursuant to our Stock Option Plans, approximately 19,300,000 shares remained available for issuance. If the Reclassification Proposal had been approved as of such date, we would have 3,703,216 shares of Common Stock issued and outstanding and unexercised options and warrants to purchase 1,364,725 shares of Common Stock.

Reasons  to  Increase  the  Authorized  Shares  of  Common  Stock

We require an increase in the number of authorized shares of Common Stock to provide flexibility for business and financial purposes in the future. We may issue the additional shares of Common Stock for various purposes including, without limitation, expanding our business through the acquisition of other businesses, issuing stock dividends, raising capital, issuing stock options to officers, directors or employees and establishing strategic relationships with other companies. Unless required to do so by applicable law, a regulatory authority or a third party, further shareholder approval for the issuance of this common stock is not required. The Board of Directors believes the proposed increase in the authorized Common Stock will make a sufficient number of shares available should we decide to use our shares of Common Stock for one or more of the purposes identified above or otherwise.

The additional shares of Common Stock that would become available for issuance if this proposal is adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or our management. Although the proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at us), shareholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. Currently, we do not have any plans with respect to the additional shares of Common Stock that would become available for issuance if this proposal is adopted.

Effects  of  Approving  the  Reclassification  Proposal

If Reclassification Proposal is authorized by each class of stockholders, the Corporation will file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The filing will become effective upon the date the filing is accepted by the Delaware Secretary of State. As of the effective date of the filing of the Certificate of Amendment:

(i) the authorized common stock of the Corporation will consist of 400,000 shares of Class A Voting Common Stock;
(ii) each authorized share of Class A Voting Common Stock and Class B Non-voting Common Stock, whether or not issued, will automatically be converted into one share of Common Stock; and
(iii) each issued option or warrant to purchase a share of Class A Voting Common Stock or Class B Non-voting Common Stock would automatically be converted to an option or warrant, as applicable, to purchase a share of Common Stock on the same terms and conditions as currently exist (except as set forth under the heading "Certain Effects and Risks of the Reverse Split" above).

The Second Amended and Restated Certificate of Incorporation currently contains several provisions designating separate rights of the Class A Voting Common Stock and the Class B Non-voting Common Stock. As of the effectiveness of the Certificate of Amendment, all of the Class A Voting Common Stock and Class B Non-voting Common Stock will automatically be converted into shares of the Common Stock and the Class A Voting Common Stock and Class B Non-voting Common Stock, and any separate rights of such stock, will be eliminated.

Post-Consolidation  Activity

Except as described in "Procedure for Effecting a Reverse Split and Exchange of Stock Certificates" above, stockholders will not need to take any further action with respect to their existing stock certificates representing their Class A Voting Common Stock or Class B Non-voting Common Stock, as the case may be, following the effectiveness of the Reclassification Proposal. Once the Reclassification Proposal becomes effective, our Board of Directors will take such action as may be necessary to amend our equity compensation plans and any other agreements to reflect the new single class of common stock.
No  Appraisal  Rights
Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the Reclassification Proposal, and the Corporation will not independently provide stockholders with any such right. Required Vote

Approval of this proposal requires that a majority of the shares of each class of common stock entitled to vote be present in person or by proxy at the Annual Meeting and the affirmative vote of a majority of the outstanding common stock of the Corporation and a majority of the outstanding common stock of each class entitled to vote theron as a class (each of Class A Voting and Class B Non-voting) is required to approve the proposal to amend the Second Amended and Restated Certificate of Incorporation of the Corporation. Abstentions and Broker non-votes will have the effect of a vote against the proposal.


RECOMMENDATION
---------------

THE  BOARD  OF DIRECTORS RECOMMENDS YOU VOTE FOR THE RECLASSIFICATION PROPOSAL.

                           INCORPORATION BY REFERENCE

Our financial statements and management's discussion and analysis and results of operations set forth in our Form 10-KSB/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on May 19, 2005, and Form 10-QSB for the period ended June 30, 2005 and as filed with the Securities and Exchange Commission on August 15, 2005, are incorporated herein by reference.

The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The report of the Compensation Committee is attached as Appendix B to this Proxy Statement.

Copies of each of these documents, and the Corporation's Form 10-KSB/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on May 19, 2005, and Form 10-QSB for the period ended June 30, 2005 and as filed with the Securities and Exchange Commission on August 15, 2005, may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of these documents may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Corporation will also make copies of these documents available upon written request at the Corporation's headquarters.


By  Order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,



Jon  R.  Latorella
Chairman,  Chief  Executive  Officer  and  President

September  9,  2005

                                                                      Appendix A

                           2004 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board. In addition, the Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the U.S. The Company's independent public accountants are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent public accountants, both separately and together. Management has represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In addition, the Audit Committee has discussed with the independent public accountants their independence from the Company and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee has discussed with the Company's independent public accountants the overall scope and plans for their audits, the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In its oversight function, the Audit Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the independent public accountants are in fact "independent."

Based upon the Audit Committee's discussions with management and the independent public accountants and the Audit Committee's review of the representations of management and the report of the independent public accountants to the Audit
Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

July  18,  2005

                         The  Audit  Committee  of  the  Board  of  Directors:

Thomas  Murphy,  Chairman
Gerard  Scalley

                                                                      Appendix B

             COMPENSATION COMMITTEE REPORT ON EMPLOYEE COMPENSATION

The Compensation Committee of the Board of Directors is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. The Compensation Committee's principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs and administering the Company's 1999 Stock Option Plan, 2003 Stock Plan and other incentive plans.

The Compensation Committee's compensation packages for our key employees are designed to retain and attract top quality employees and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Compensation Committee attempts to establish compensation packages that are comparable to the packages received by equivalent employees of similar companies.

In compensating its key employees, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of relatively early stage information provider companies such as LocatePLUS Holdings Corporation than to mature information provider companies or companies in other industries. As a result, in making executive compensation decisions, the Compensation Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's products and raising and managing the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

The basic components of the Company's compensation packages for key employees include the following:

-     base  salary
-     bonuses
-     stock  options  and  other  equity  awards

     Each employee's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry.

Increases in base salary for 2004 were determined based on both individual and Company performance. The Compensation Committee considered the following factors, among others, in determining the salaries for key employees during 2004: progress in product development and commercialization of the Company's products and any special expertise or contributions of a particular employee.

Bonuses are awarded by the Compensation Committee based upon its evaluation, in conjunction with the recommendations of the Company's Chief Executive Officer, of the performance of each employee and the achievement of the Company's and the employee's goals during the year.

The granting of stock options and other equity-based awards aligns the long-term interests of each key employee with the interests of our stockholders and provides long-term incentives for the individual employee to remain with us. Grants are generally made to all employees on their date of hire based on salary level and position. All employees are eligible for subsequent discretionary grants, which are generally made on an annual basis and are based on either individual or corporate performance or a combination of the two.

                         The  Compensation  Committee of the Board of Directors:

                         John  Houlihan,  Chairman
                         Thomas  Garlock
                         Robert  Kite

July  18,  2005

                                                                      Appendix C
                            CERTIFICATE OF AMENDMENT
                                       OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         LOCATEPLUS HOLDINGS CORPORATION

                                      * * *

     LocatePLUS Holdings Corporation (the "Corporation"), a corporation organized under the laws of the State of Delaware, DOES HEREBY CERTIFY:
First: That, at a meeting of the Board of Directors of the Corporation, the Board of Directors of the Corporation (i) adopted resolutions proposing an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation to (a) reclassify the shares of the Corporation's Class A Voting Common Stock, par value $0.01 per share, and Class B Non-voting Common Stock, par value $0.01 per share, as a single class of voting common stock, par value $0.01 per share, (b) declare a one-for-fifty reverse split of the Corporation's capital stock, and (c) increase the number of shares authorized for issuance by the Corporation following the reverse split from 8,000,000 shares to 25,000,000;
(ii) declaring said amendments to be advisable; and (iii) calling for the submission of such amendments to the stockholders of the Corporation for consideration thereof.

Second: That, in accordance with Section 211 of the General Corporation Law of the State of Delaware, the holders of the outstanding capital stock of the Corporation required to amend said Certificate voted, at a special meeting of stockholders held on _________ ___, 2005, at which a quorum was present and voting, to approve such amendment. Pursuant to said vote, Article Fourth of the Corporation's Second Amended and Restated Certificate of Incorporation is hereby further amended by deleting the existing Article Fourth, and replacing it in its entirety with the following:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Twenty Five Million (25,000,000) shares, consisting entirely of shares of Common Stock, $0.01 par value per share (the "Common Stock").

     Each 50 shares of the Corporation's (i) Class A Voting Common Stock with a par value of $0.01 per share (the "Class A Voting Common Stock") and (ii) Class B Non-voting Common Stock with a par value of $0.01 per share (the "Class B Non-voting Common Stock"), issued and outstanding immediately prior to the effectiveness of this Certificate of Amendment are hereby converted and reclassified into one share of the Corporation's Common Stock, par value $0.01 per share (the "Reverse Stock Split"); provided, however, that the Corporation shall not issue fractional shares of Common Stock in connection with this Reverse Stock Split, but, in lieu thereof, shall make a cash payment equal to the Market Value (as defined below) of each share of Common Stock to holders thereof who would otherwise be entitled to receive fractional shares, except for the provisions hereof, upon surrender of certificates representing those shares to the Corporation's transfer agent. The ownership of such fractional interests shall not entitle the holder thereof to any voting, dividend or other right, except the right to receive payment therefor as described above. For the purposes hereof, "Market Value" of shares of Common Stock shall mean an amount per share equal to the closing bid price for the Common Stock on the first trading day immediately following the date on which the Reverse Stock

Split is effective, as quoted on the OTC Bulletin Board. All references herein to the "Class A Voting Common Stock" or the "Class B Non-voting Common Stock" shall be deemed to be references to the "Common Stock."

Third:     That  said  amendment  was  duly  adopted  in  accordance  with  the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth:     That  this  Certificate  of  Amendment  of  the  Second  Amended and
Restated Certificate of Incorporation of the Corporation shall be effective upon its filing with the Secretary of State of the State of Delaware.

                                      *  *  *

     IN WITNESS WHEREOF, said LocatePLUS Holdings Corporation has caused this Certificate of Amendment to be signed by Jon R. Latorella, its Chairman, Chief Executive Officer and President, this ___ day of ____________, 2005. LOCATEPLUS HOLDINGS CORPORATION

By:
       Jon  R.  Latorella,  President

                                   PROXY CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         LOCATEPLUS HOLDINGS CORPORATION


AS STOCKHOLDERS OF THE CORPORATION, YOU HAVE AN OPPORTUNITY TO VOTE ON ISSUES THAT AFFECT YOUR CORPORATION. PLEASE RETURN YOUR PROXY CARD IN THE ADDRESSED STAMPED ENVELOPE AS SOON AS POSSIBLE WITH YOUR VOTE OR FOLLOW THE SIMPLE INSTRUCTIONS FOR VOTING BY TELEPHONE OR INTERNET. THANK YOU FOR SHARING IN THE FUTURE OF LOCATEPLUS HOLDINGS CORPORATION.

                                   DETACH HERE

     _______________________________________________________________________

                                      PROXY




                                                [GRAPHIC OMITED]


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
                                 (978) 921-2727

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                October 13, 2005

The undersigned hereby appoints James C. Fields and Jon R. Latorella and each of them, as the true and lawful agents and proxies for the undersigned, with full power of attorney and power of substitution, to represent the undersigned and vote all shares of capital stock of any class that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of LocatePLUS Holdings Corporation (the "Corporation") to be held on October 13, 2005, at 2 p.m. (E.S.T.), at the offices of the Corporation (100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated September 9, 2005, receipt of which is hereby acknowledged. No proposal will be entertained to adjourn the meeting until the matters presented for approval have been voted on by the Stockholders.



VOTE BY MAIL - FOLLOW THESE STEPS:  VOTE BY INTERNET - FOLLOW THESE STEPS:
1.  Read the accompanying Proxy. .  1.  Read the accompanying Proxy
Statement and Proxy Card . . . . .  Statement and Proxy Card
(including all attachments). . . .  (including all attachments).
2. Complete, sign and date
your Proxy Card. . . . . . . . . .  2. Go to www.transferonline.com.
3. Mail your Proxy Card in the . .  3. Log in using the attached attached postage-paid envelope.. .  instructions.
                                    4. Vote.

                                 PROPOSAL NO. 1

    TO ELECT THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE UPCOMING YEAR Please cast one vote per director.


NOMINEE               FOR     AGAINST   ABSTAIN
-------------------  -----   ---------  -------
SONIA P. BEJJANI     [  ]       [  ]     [  ]
RALPH CARUSO         [  ]       [  ]     [  ]
JOHN CROWLEY         [  ]       [  ]     [  ]
JOHN P. HOULIHAN     [  ]       [  ]     [  ]
JON R. LATORELLA     [  ]       [  ]     [  ]
CHRIS ROMEO          [  ]       [  ]     [  ]
MIKE RYAN            [  ]       [  ]     [  ]
DAVID SKERRETT       [  ]       [  ]     [  ]
PETER ZEKOS          [  ]       [  ]     [  ]



                                 PROPOSAL NO. 2

TO RATIFY LIVINGSTON & HAYNES, P.C. AS THE CORPORATION'S AUDITORS FOR THE FISCAL
                          YEAR ENDING DECEMBER 31, 2005


 FOR     AGAINST   ABSTAIN
-----   ---------  -------
 [  ]      [  ]     [  ]


                                 PROPOSAL NO. 3

TO AMEND THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO (I) RECLASSIFY THE CORPORATION'S CLASS A VOTING COMMON STOCK, PAR VALUE $0.01 PER SHARE, AND CLASS B NON-VOTING COMMON STOCK, PAR VALUE $0.01 PER SHARE, AS A SINGLE CLASS OF VOTING COMMON STOCK, PAR VALUE $0.01 PER SHARE, RESULTING IN THE CONVERSION OF ALL OF THE AUTHORIZED SHARES OF CLASS A VOTING
COMMON STOCK AND CLASS B NON-VOTING COMMON STOCK, WHETHER OR NOT OUTSTANDING, INTO SHARES OF THE COMMON STOCK; (II) EFFECT A ONE-FOR-FIFTY REVERSE STOCK SPLIT OF THE CORPORATION'S AUTHORIZED AND ISSUED AND OUTSTANDING COMMON STOCK, WHILE MAINTAINING A PAR VALUE OF $0.01 PER SHARE, WHICH WOULD HAVE THE EFFECT OF REDUCING THE NUMBER OF SHARES OF CAPITAL STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE FROM 400,000,000 SHARES TO 8,000,000 SHARES; AND (III) INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK FROM 8,000,000 SHARES TO 25,000,000 SHARES.


 FOR     AGAINST   ABSTAIN
-----   ---------  -------
 [  ]      [  ]     [  ]


   Please  mark  your  votes  as  in  this  example.

IN HIS DISCRETION, EACH OF JON R. LATORELLA AND JAMES C. FIELDS IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE REMAINING PROPOSALS, AND, IN THE CASE OF OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING, AS MR. FIELDS OR MR. LATORELLA MAY DEEM ADVISABLE.

Signature should be exactly the same as it is on this Proxy. If stock is held jointly, each stockholder should sign. If the signature is by an attorney, guardian, executor, administrator, trustee or guardian, please give full title.

Signature:                                   Date:

Signature:                                   Date: